Exhibit 99.1

Independent Auditors’ Report

To the Board of Directors

Campbell Engineering, Inc.

Huntsville, Alabama

We have audited the accompanying balance sheets of Campbell Engineering, Inc. as of December 31, 2004 and 2003, and the related statements of income, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Campbell Engineering, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CERTIFIED PUBLIC ACCOUNTANTS

August 31, 2005

(October 3, 2005 as to Note 12)

Beason & Nalley, Inc.
101 Monroe Street
Huntsville, Alabama
35801-4829

(256) 533-1720
(800) 416-1946
(256) 534-8558 Fax

www.beasonnalley.com

i

CAMPBELL ENGINEERING, INC.

Balance Sheets

December 31, 2004 and 2003

	2004	2003
Current Assets:
Cash	$395,022	$90,556
Marketable securities	104,785	—
Accounts receivable, net of allowance for doubtful accounts of $2,846 and $0 at December 31, 2004 and 2003, respectively	1,840,032	659,159
Other receivables	10,993	28,684
Inventory	1,051,477	635,166
Prepaid expenses	20,961	13,053
Total Current Assets	3,423,270	1,426,618
Note receivable related party	—	211,447
Property and equipment, net	2,759,719	1,624,550
Total Assets	6,182,989	3,262,615
Current Liabilities:
Accounts payable	$371,068	$254,938
Accrued expenses	286,987	178,773
Other current liabilities	13,092	9,101
Current portion of notes payable	416,277	167,656
Current portion of capital lease obligations	44,783	33,364
Total Current Liabilities	1,132,207	643,832
Long-Term Liabilities:
Notes payable, net of current portion	981,017	346,258
Capital lease obligations, net of current portion	83,086	102,384
Total Long-Term Liabilities	1,064,103	448,642
Total Liabilities	2,196,310	1,092,474
Stockholders’ Equity
Common stock, $1 par value; 1,000 shares authorized, issued and outstanding	1,000	1,000
Paid-in capital	10,000	10,000
Retained earnings	3,969,900	2,159,141
Accumulated other comprehensive income	5,779	—
Total Stockholders’ Equity	3,986,679	2,170,141
Total Liabilities and Stockholders’ Equity	$6,182,989	$3,262,615

The accompanying notes are an integral part of the financial statements.

CAMPBELL ENGINEERING, INC.

Statements of Income

For the years ended December 31, 2004 and 2003

	2004	2003
Sales	$10,899,271	$5,403,960
Cost of goods sold	7,037,197	4,199,910
Gross Profit	3,862,074	1,204,050
General and administrative expenses	481,719	410,348
Income From Operations	3,380,355	793,702
Other Expenses:
Interest expense, net	40,795	35,104
Other expense	25,801	7,047
Total Other Expense	66,596	42,151
Net Income	$3,313,759	$751,551

The accompanying notes are an integral part of the financial statements.

CAMPBELL ENGINEERING, INC.

Statements of Changes in Stockholders’ Equity

For the years ended December 31, 2004 and 2003

	Common Stock Shares	Common Stock Amount	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance, January 1, 2003	1,000	$1,000	$10,000	$1,622,587	$—	$1,633,587
Comprehensive income:
Net income	—	—	—	751,551	—	751,551
Total comprehensive income	—	—	—	—	—	751,551
Distributions	—	—	—	(214,997)	—	(214,997)
Balance, December 31, 2003	1,000	1,000	10,000	2,159,141	—	2,170,141
Comprehensive income:
Net income	—	—	—	3,313,759	—	3,313,759
Unrealized gain on marketable securities	—	—	—	—	5,779	5,779
Total comprehensive income	—	—	—	—	—	3,319,538
Distributions	—	—	—	(1,503,000)	—	(1,503,000)
Balance, December 31, 2004	1,000	$1,000	$10,000	$3,969,900	$5,779	$3,986,679

The accompanying notes are an integral part of the financial statements.

CAMPBELL ENGINEERING, INC.

Statements of Cash Flows

For the years ended December 31, 2004 and 2003

	2004	2003
Cash Flows From Operating Activities:
Net Income	$3,313,759	$751,551
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation expense	383,589	251,005
(Gain) loss on disposal of property and equipment	(3,187)	4,974
Provision for doubtful accounts	2,846	—
Change in:
Accounts receivable	(1,183,719)	1,157,327
Other receivables	17,691	(15,637)
Inventory	(416,311)	(635,166)
Prepaid expenses	(7,908)	4,887
Accounts payable	116,130	90,168
Accrued expenses	108,214	47,761
Other current liabilities	3,991	(7,371)
Total adjustments	(978,664)	897,948
Net Cash Provided by Operating Activities	2,335,095	1,649,499
Cash Flows From Investing Activities:
Purchase of property and equipment	(1,490,975)	(421,375)
Proceeds from sale of property and equipment	3,187	—
Purchase of marketable securities	(99,006)	—
Net Cash Used by Investing Activities	(1,586,794)	(421,375)
Cash Flows From Financing Activities:
Net payments on line of credit	—	(877,121)
Principal payments on notes payable	(595,200)	(340,350)
Proceeds from issuance of notes payable	1,478,580	303,388
Principal payments on capital lease obligations	(35,662)	(27,853)
Payments received on not receivable—related party	211,447	2,672
Distributions to stockholders	(1,503,000)	(214,997)
Net Cash Used by Financing Activities	(443,835)	(1,154,261)
Net Increase in Cash	304,466	73,863
Cash, beginning of year	90,556	16,693
Cash, end of year	$395,022	$90,556
Supplemental Information:
Cash paid for:
Interest	$50,404	$43,561
Supplemental Schedule of Noncash Investing and Financing Activities:
Property and equipment purchased under capital lease	$27,783	$34,071
Unrealized gain on marketable securities	$5,779	$—

The accompanying notes are an integral part of the financial statements.

CAMPBELL ENGINEERING, INC.

Notes to Financial Statements

December 31, 2004 and 2003

1.             Summary of Significant Accounting Policies

Nature of Business—Campbell Engineering, Inc. (the Company) was incorporated in Alabama in 1979. The Company provides engineering, design, precision machining and assembly of aerospace hardware and commercial products. The Company maintains its offices in Huntsville, Alabama. The Company’s customers are located throughout the continental United States.

Marketable Securities—Available-for-sale securities are stated at fair value, and unrealized holding gains and losses are reported as a separate component of stockholders’ equity.

Accounts Receivable—Customers are typically commercial entities, the US. Government, various government agencies and subcontractors. Bad debts arising from contracts with commercial customers are estimated using the allowance method.

Inventory—Inventoried costs are stated at the lower of average cost or estimated net realizable value. Costs include actual production cost, allocable overhead, factory administrative costs, initial tooling and other related non-recurring costs incurred to-date with revenue recognized on units delivered. All inventory is classified as work in process.

Property and equipment—Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life.

Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for renewals and betterments are capitalized and written off through depreciation and amortization charges. Property retired or sold is removed from the asset and related accumulated depreciation accounts, and any profit or loss resulting is reflected in the statement of income.

Leased equipment meeting certain criteria is capitalized and the present value of the related lease payments is recorded as a liability. Amortization of leased equipment is included in depreciation.

Revenue Recognition—Revenue in which the Company produces units of a basic product in a continuous or sequential production process to the buyers’ specifications under valid purchase orders is recognized upon transfer of title of the product to the customer.

Amounts billed to customers for shipping and handling costs are included in sales in the statement of income with the associated costs included as a component of costs of goods sold.

Income Taxes—The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their respective share of the Company’s taxable income.

Concentration of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. The Company maintains cash in accounts with high quality, federally insured financial institutions. At times, the balances in these accounts may be in excess of federally insured limits. The Company also extends credit to its customers, including commercial entities and governmental agencies.

Use of Estimates—Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Significant estimates used in preparing these financial statements include those assumed in computing the allowance for doubtful accounts. It is at least reasonably possible that the significant estimates used will change within the next year.

Comprehensive Income—Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, governs the financial statement presentation of changes in stockholders’ equity resulting from non-owner sources. Accumulated other comprehensive income as reported in the accompanying balance sheet represents unrealized gains and losses on available for sale securities.

2.             Marketable Securities

The Company held the following marketable securities as of December 31, 2004:

	2004
	Amortized Cost	Gross Unrealized Gains	Fair Value
Corporate equity securities	$99,006	$5,779	$104,785
Total equity securities	$99,006	$5,779	$104,785

3.             Accounts Receivable

Accounts receivable, net as of December 31, 2004 and 2003, are comprised of the following:

	2004	2003
Commercial Customers
Amounts billed	$1,745,918	$588,666
U.S. Government:
Amounts billed	94,114	70,493
Total accounts receivable, net	$1,840,032	$659,159

4.             Property and Equipment

A summary of property and equipment as of December 31, 2004 and 2003, is as follows:

	2004	2003
Land	$70,250	$70,250
Building and improvements	634,491	634,491
Machinery and equipment	5,035,808	3,562,267
Furniture and fixtures	31,253	31,253
Other capital assets	68,277	48,277
	5,840,079	4,346,538
Less accumulated depreciation	3,080,360	2,721,988
Property and equipment, net	$2,759,719	$1,624,550

The capitalized cost of leased equipment as of December 31, 2004 and 2003 is $224,140 and $196,814, respectively. Amortization of capitalized lease equipment is computed on the straight-line basis over the shorter of the term of the lease or the estimated life of the equipment. Total accumulated amortization expense of capitalized lease equipment as of December 31, 2004 and 2003 is $79,382 and $49,336, respectively. Amortization expense of capital leases totaled $30,046 and $22,472 for the years ended December 31, 2004 and 2003, respectively.

5.             Line of Credit

The Company has an open revolving line-of-credit at a local financial institution that permits the Company to borrow up to $1,500,000 and $1,000,000 at December 31, 2004 and 2003, respectively. Interest is payable monthly at 5.25% and 4.00% at December 31, 2004 and 2003, respectively. The variable interest rate is based on LIBOR. The line is scheduled to expire on May 15, 2006. The outstanding balance was zero as of December 31, 2004 and 2003. The financial institution has a security interest in all of the Company’s business assets and a second lien on the Company’s main facilities. Up to $1,000,000 of the line is personally guaranteed by the Company’s president and secretary/treasurer. In 2003 the financial institution required that the Company comply with various financial and reporting covenants.

6.             Notes Payable

Notes payable as of December 31, 2004 and 2003, consists of the following:

	2004	2003
Note payable to a local financial institution, requiring monthly payments of $5,339 including interest at a variable rate, which is based on the prime rate, of 4.00% at December 31, 2003. The note, maturing on November 18, 2007, has a security interest in a building and was paid in full during 2004. The note was guaranteed by the president and secretary/treasurer of the Company.	$—	$115,836
Note payable to a local financial institution, requiring monthly payments of $3,429 including interest at a variable rate, which is based on the prime rate, of 5.25% at December 31, 2004. The note, maturing on June 30, 2007, has a security interest in a piece of equipment.	103,388	—
Note payable to a local financial institution, requiring monthly payments of $3,803 including interest at a variable rate, which is based on the bank’s base rate, of 4.00% at December 31, 2003, respectively. The note, maturing on May 25, 2006, has a security interest in accounts and contracts receivable and property and equipment and was paid in full during 2004. The note was guaranteed by the president and secretary/treasurer of the Company.	—	92,988
Note payable to a local financial institution, requiring monthly payments of $11,116 including interest at a variable rate, which is based on the prime rate, of 5.25% at December 31, 2004. The note, maturing on October 5, 2007, has a security interest in equipment.	353,366	—
Note payable to a finance company, requiring monthly payments of $722 including interest at a fixed rate of 3.9% at December 31, 2003. The note, maturing on October 18, 2005, has a security interest in a vehicle and was paid in full during 2004.	—	14,638
Note payable to a local financial institution, requiring monthly payments of $14,115 including interest at a fixed rate of 5.98% at December 31, 2004. The note, maturing on December 20, 2008, has a security interest in a building and property and equipment. The note was guaranteed by the president and secretary/treasurer of the Company.	600,000	—
Note payable to a finance company, requiring monthly payments of $517 including interest at a fixed rate of 4.95% at December 31, 2003. The note, maturing on April 29, 2008, has a security interest in a vehicle and was paid in full during 2004.	—	24,536
Note payable to a local financial institution, requiring monthly payments of $3,005 including interest at a variable rate of 4.00% at December 31, 2003. The note, maturing on October 14, 2008, has a security interest in accounts and contracts receivable and property and equipment and was paid in full during 2004. The note was guaranteed by the president and secretary/treasurer of the Company.	—	158,031
Note payable to a local financial institution, requiring monthly payments of $2,084 including interest at a variable rate, which is based on the bank’s base rate, of 4.00% at December 31, 2003. The note, maturing on September 5, 2008, has a security interest in accounts and contracts receivable and property and equipment and was paid in full during 2004. The note was guaranteed by the president and secretary/treasurer of the Company.	—	107,885
Note payable to a local financial institution, requiring monthly payments of $11,603 including interest at a variable rate, which is based on the prime rate, of 5.25% at December 31, 2004. The note, maturing on July 15, 2007, has a security interest in equipment. The note was guaranteed by the president and secretary/treasurer of the Company.	340,540	—
Total notes payable	1,397,294	513,914
Less: current portion of notes payable	416,277	167,656
Notes payable, net of current portion	$981,017	$346,258

Annual maturities of notes payable at December 31, 2004 are as follows:

2005	$416,277
2006	439,177
2007	380,043
2008	161,797
$1,397,294

At December 31, 2004 and 2003, the fair values of these borrowings approximated their carrying values based on the variable nature of the interest rates.

7.             Capital Lease Obligations

The Company leases certain office equipment and manufacturing machinery under long-term lease agreements. Capital lease obligations as of December 31, 2004 and 2003, consists of the following

	2004	2003
Capital lease obligation, requiring monthly payments of $2,553, including interest at a rate of 6.9% per annum.	$76,603	$107,801
Capital lease obligation, requiring monthly payments of $627, including interest at a rate of 4.0% per annum.	30,119	37,648
Capital lease obligation, requiring monthly payments of $778, including interest at a rate of 0.1% per annum.	25,672	—
Capital lease obligation, requiring monthly payments of $61, including interest at a rate of 14.5% per annum.	—	143
Capital lease obligation, requiring monthly payments of $235, including interest at a rate of 13.0% per annum.	4,944	7,792
Total capital lease obligations, including interest	137,338	153,384
Less: amount representing interest	9,469	17,636
Total capital lease obligations	127,869	135,748
Less: current portion of capital lease obligations	44,783	33,364
Capital lease obligations, net of current portion	$83,086	$102,384

Future minimum lease payments under the capital lease obligations at December 31, 2004 are as follows:

2005	$50,331
2006	49,625
2007	29,852
2008	7,530
Total minimum lease payments	137,338
Less: amount representing interest	9,469
Capital lease obligations	$127,869

8.  Operating Leases

Total rent expense under operating lease agreements, including lease agreements with expiration dates of less than one year, for the year ended December 31, 2004 and 2003 was $109,584 and $121,110, respectively.

9.  Profit Sharing Plan

The Company has established a 401(k) profit sharing plan, for all eligible employees. The plan provides for employee contributions ranging from 0% to 10% of their earnings. Employer contributions to the plan are made on a discretionary basis and employees become wholly vested after 5 years of service. The Company had a total of $25,806 and $2,155 related to contribution and plan expenses for the years ended December 31, 2004 and 2003, respectively.

10.  Related Party Transactions

The note receivable account represents unsecured advances to Company stockholders and are payable on demand. Interest is calculated on these loans at the base rate charged by the Company’s local financial institution. The base rate was 4.00% at December 31, 2003.

The Company leases an office building from a stockholder of the Company. Lease expense for the building was $96,000 and $84,000 for 2004 and 2003, respectively.

11.  Concentration of Credit Risk and Major Customer

One customer accounted for 79% and 64% of total revenues in 2004 and 2003, respectively, and 89% and 89% of Accounts Receivable at December 31, 2004 and 2003, respectively. A second customer accounted for 19% and 33% of total revenues in 2004 and 2003, respectively, and 5% and 10% of Accounts Receivable at December 31, 2004 and 2003, respectively. No other customers accounted for greater than 10% of total revenues in either 2004 or 2003.

12.  Subsequent Event

Effective September 12, 2005, the Company was sold to Accellent Corp.

Campbell Engineering, Inc.

Unaudited Balance Sheets

June 30, 2005 and December 31, 2004

	June 30, 2005	December 31, 2004
Current Assets:
Cash	$443,096	$395,022
Marketable securities	106,343	104,785
Accounts receivable, net of allowance for doubtful accounts of $55,176 and $2,846 at June 30, 2005 and December 31, 2004, respectively	1,916,011	1,840,032
Other receivables	12,441	10,993
Inventory	1,341,027	1,051,477
Prepaid expenses	8,000	20,961
Total Current Assets	3,826,918	3,423,270
Property and equipment, net	3,868,332	2,759,719
Total Assets	$7,695,250	$6,182,989
Current Liabilities:
Accounts payable	$270,797	$371,068
Accrued expenses	299,352	286,987
Other current liabilities	11,047	13,092
Current portion of notes payable	673,074	416,277
Current portion of capital lease obligations	46,028	44,783
Total Current Liabilities	1,300,298	1,132,207
Long-Term Liabilities:
Notes payable, net of current portion	1,442,588	981,017
Capital lease obligations, net of current portion	59,756	83,086
Total Long-Term Liabilities	1,502,344	1,064,103
Total Liabilities	2,802,642	2,196,310
Stockholders’ Equity:
Common stock, $1 par value; 1,000 shares authorized, issued and outstanding	1,000	1,000
Paid-in capital	10,000	10,000
Retained earnings	4,879,129	3,969,900
Accumulated other comprehensive income	2,479	5,779
Total Stockholders’ Equity	4,892,608	3,986,679
Total Liabilities and Stockholders’ Equity	$7,695,250	$6,182,989

The accompanying notes are an integral part of the financial statements.

Campbell Engineering, Inc.

Unaudited Statements of Income

For the six months ended June 30, 2005 and 2004

	2005	2004
Sales	$6,643,241	$5,014,398
Cost of goods sold	4,713,493	3,054,030
Gross Profit	1,929,748	1,960,368
General and administrative expenses	304,155	216,880
Income From Operations	1,625,593	1,743,488
Other Expenses:
Interest expense, net	57,466	17,854
Other expense	12,798	6,314
Total Other Expense	70,264	24,168
Net Income	$1,555,329	$1,719,320

The accompanying notes are an integral part of the financial statements.

Campbell Engineering, Inc.

Unaudited Statements of Changes in Stockholders’ Equity

For the six months ended June 30, 2005

	Common Stock Shares	Common Stock Amount	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance, January 1, 2005	1,000	$1,000	$10,000	$3,969,900	$5,779	$3,986,679
Comprehensive income:
Net income	—	—	—	1,555,329	—	1,555,329
Unrealized gain on marketable securities	—	—	—	—	(3,300)	(3,300)
Total comprehensive income	—	—	—	—	—	1,552,029
Distributions	—	—	—	(646,100)	—	(646,100)
Balance, June 30, 2005	1,000	$1,000	$10,000	$4,879,129	$2,479	$4,892,608

The accompanying notes are an integral part of the financial statements.

Campbell Engineering, Inc.

Unaudited Statements of Cash Flows

For the six months ended June 30, 2005 and 2004

	2005	2004
Cash Flows From Operating Activities:
Net Income	$1,555,329	$1,719,320
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation expense	279,676	160,274
Realized gain on sale of on investments	(4,209)	—
Loss on disposal of property and equipment	4,880	—
Provision for doubtful accounts	52,330	—
Change in:
Accounts receivable	(128,309)	(1,074,659)
Other receivables	(1,448)	(400)
Inventory	(289,550)	(29,684)
Prepaid expenses	12,961	792
Accounts payable	(100,271)	418,796
Accrued expenses	12,365	44,803
Other	(2,045)	61,355
Total adjustments	(163,620)	(418,723)
Net Cash Provided by Operating Activities	1,391,709	1,300,597
Cash Flows From Investing Activities:
Purchase of property and equipment	(1,405,169)	(909,854)
Proceeds from sale of property and equipment	12,000	2,187
Purchase of marketable securities	(56,208)	—
Proceeds from sale of marketable securities	55,559	—
Net Cash Used by Investing Activities	(1,393,818)	(907,667)
Cash Flows From Financing Activities:
Principal payments on notes payable	(492,712)	(189,931)
Proceeds from issuance of notes payable	1,211,080	432,960
Principal payments on capital lease obligations	(22,085)	(13,355)
Distributions	(646,100)	(443,000)
Net Cash Provided (Used) by Financing Activities	50,183	(213,326)
Net Increase in Cash	48,074	179,604
Cash, beginning of year	395,022	90,556
Cash, at end of period	$443,096	$270,160
Supplemental Information:
Cash paid for:
Interest	$61,005	$17,855
Supplemental Schedule of Noncash Investing and Financing Activities:
Unrealized Gain on marketable securities	$909	$—

The accompanying notes are an integral part of the financial statements.

Campbell Engineering, Inc.

Notes to Unaudited Financial Statements

June 30, 2005

1.             Summary of Significant Accounting Policies

Nature of Business—Campbell Engineering, Inc. (the Company) was incorporated in Alabama in 1979. The Company provides engineering, design, precision machining and assembly of aerospace hardware and commercial products. The Company maintains its offices in Huntsville, Alabama. The Company’s customers are located throughout the continental United States.

Marketable Securities—Available-for-sale securities are stated at fair value, and unrealized holding gains and losses are reported as a separate component of stockholders’ equity.

Accounts Receivable—Customers are typically commercial entities, the U.S. Government, various government agencies and subcontractors. Bad debts arising from contracts with commercial customers are estimated using the allowance method.

Inventory—Inventoried costs are stated at the lower of average cost or estimated net realizable value. Costs include actual production cost, allocable overhead factory administrative costs, initial tooling and other related non-recurring costs incurred to-date with revenue recognized on units delivered. All inventory is classified as work in process.

Property and equipment—Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life.

Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for renewals and betterments are capitalized and written off through depreciation and amortization charges. Property retired or sold is removed from the asset and related accumulated depreciation accounts, and any profit or loss resulting is reflected in the statement of income.

Leased equipment meeting certain criteria is capitalized and the present value of the related lease payments is recorded as a liability. Amortization of leased equipment is included in depreciation.

Revenue Recognition—Revenue in which the Company produces units of a basic product in a continuous or sequential production process to the buyers’ specifications under valid purchase orders is recognized upon transfer of title of the product to the customer.

Amounts billed to customers for shipping and handling costs are included in sales in the statement of income with the associated costs included as a component of costs of goods sold.

Income Taxes—The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their respective share of the Company’s taxable income.

Concentration of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. The Company maintains cash in accounts with high quality, federally insured financial institutions. At times, the balances in these accounts may be in excess of federally insured limits. The Company also extends credit to its customers, including commercial entities and governmental agencies.

Use of Estimates—Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Significant estimates used in preparing these financial statements include those assumed in computing the allowance for doubtful accounts. It is at least reasonably possible that the significant estimates used will change within the next year.

Comprehensive Income—Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, governs the financial statement presentation of changes in stockholders’ equity resulting from non-owner sources. Accumulated other comprehensive income as reported in the accompanying balance sheet represents unrealized gains and losses on available for sale securities.

2.             Marketable Securities

The Company held the following marketable securities as of June 30, 2005 and December 31, 2004:

	June 30, 2005
	Amortized Cost	Gross Unrealized Gains	Fair Value
Corporate equity securities	$103,864	$2,479	$106,343
Total equity securities	$103,864	$2,479	$106,343

	December 31, 2004
	Amortized Cost	Gross Unrealized Gains	Fair Value
Corporate equity securities	$99,006	$5,779	$104,785
Total equity securities	$99,006	$5,779	$104,785

3.             Accounts Receivable

Accounts receivable as of June 30, 2005 and December 31, 2004, are comprised of the following:

	June 30, 2005	December 31, 2004
Commercial Customers:
Amounts billed	$1,833,917	$1,745,918
U.S. Government:
Amounts billed	82,094	94,114
Total accounts receivable, net	$1,916,011	$1,840,032

4.             Property and Equipment

A summary of property and equipment as of June 30, 2005 and December 31, 2004, is as follows:

	June 30, 2005	December 31, 2004
Land	$70,250	$70,250
Building and improvements	634,491	634,491
Machinery and equipment	6,410,331	5,035,808
Furniture and fixtures	31,253	31,253
Other capital assets	68,277	68,277
	7,214,602	5,840,079
Less accumulated depreciation	3,346,270	3,080,360
Property and equipment, net	$3,868,332	$2,759,719

The capitalized cost of leased equipment as of June 30, 2005 and December 31, 2004 is $224,140. Amortization of capitalized lease equipment is computed on the straight-line basis over the shorter of the term of the lease or the estimated life of the equipment. Total accumulated amortization expense of capitalized lease equipment as of June 30, 2005 and December 31, 2004 is $98,457 and $79,382, respectively. Amortization expense of capital leases totaled $19,075 and $22,472 for the six months ended June 30, 2005 and year ended December 31, 2004, respectively.

5.             Line of Credit

The Company has an open revolving line-of-credit at a local financial institution that permits the Company to borrow up to $1,500,000 at June 30, 2005 and December 31, 2004. Interest is payable monthly at 6.25% and 5.25% at June 30, 2005 and December 31, 2004, respectively. The variable interest rate is based on LIBOR. The line is scheduled to expire on May 15, 2006. The outstanding balance was zero as of June 30, 2005 and December 31, 2004. The financial institution has a security interest in all of the Company’s business assets and a second lien on the Company’s main facilities. Up to $1,000,000 of the line is personally guaranteed by the Company’s president and secretary/treasurer.

6.             Notes Payable

Notes payable as of June 30, 2005 and December 31, 2004, consists of the following:

	June 30, 2005	December 31, 2004
Note payable to a local financial institution, requiring monthly payments of $9,430 including interest at a variable rate, which is based on the prime rate, of 6.46% at June 30, 2005. The note, maturing on April 15, 2008, has a security interest in equipment. The note was guaranteed by the president and secretary/tresurer of the Company.	$285,847	$—
Note payable to a local financial institution, requiring monthly payments of $3,429 including interest at a variable rate, which is based on the prime rate, of 5.25% at June 30, 2005. The note, maturing on June 30, 2007, has a security interest in a piece of equipment and was paid in full during 2005.	—	103,388
Note payable to a local financial institution, requiring monthly payments of $5,940 including interest at a fixed rate of 6.46% at June 30, 2005. The note, maturing on February 22, 2009, has a security interest in equipment. The note was guaranteed by the president and secretary/tresurer of the Company.	231,559	—
Note payable to a local financial institution, requiring monthly payments of $11,116 including interest at a variable rate, which is based on the prime rate, of 6.25% and 5.25% at June 30, 2005 and December 31, 2004. The note, maturing on October 5, 2007, has a security interest in equipment.	285,097	353,366
Note payable to a local financial institution, requiring monthly payments of $6,155 including interest at a fixed rate of 6.8% at June 30, 2005. The note, maturing on April 18, 2009, has a security interest in equipment.	248,015	—
Note payable to a local financial institution, requiring monthly payments of $14,115 including interest at a fixed rate of 5.98% at June 30, 2005 and December 31, 2004. The note, maturing on December 20, 2008, has a security interest in a building and property and equipment. The note was guaranteed by the president and secretary/tresurer of the Company.	520,886	600,000
Note payable to a local financial institution, requiring monthly payments of $9,335 including interest at a fixed rate of 6.24% at June 30, 2005. The note, maturing on January 20, 2009, has a security interest in equipment.	366,006	—
Note payable to a local financial institution, requiring monthly payments of $11,603 including interest at a variable rate, which is based on the prime rate, of 5.25% at June 30, 2005. The note, maturing on July 15, 2007, has a security interest in equipment. The note was guaranteed by the president and secretary/tresurer of the Company.	178,252	340,540
Total notes payable	2,115,662	1,397,294
Less: current portion of notes payable	673,074	416,277
Notes payable, net of current portion	$1,442,588	$981,017

Annual maturities of notes payable at June 30, 2005 are as follows:

2006	$673,074
2007	698,488
2008	507,845
2009	236,255
$2,115,662

At June 30, 2005 and December 31, 2004, the fair values of these borrowings approximated their carrying values based on the variable nature of the interest rates.

7.             Capital Lease Obligations

The Company leases certain office equipment and manufacturing machinery under long-term lease agreements. Capital lease obligations as of June 30, 2005 and December 31, 2004, consists of the following:

	June 30, 2005	December 31, 2004

Capital lease obligation, requiring monthly payments of $2,553, including interest at a rate of 6.9% per annum.	$61,282	$76,603
Capital lease obligation, requiring monthly payments of $627, including interest at a rate of 4.0% per annum.	26,354	30,119
Capital lease obligation, requiring monthly payments of $778, including interest at a rate of 0.1% per annum.	21,004	25,672
Capital lease obligation, requiring monthly payments of $235, including interest at a rate of 13.0% per annum.	3,532	4,944
Total capital lease obligations, including interest	112,172	137,338
Less: amount representing interest	6,388	9,469
Total capital lease obligations	105,784	127,869
Less: current portion of capital lease obligations	46,028	44,783
Capital lease obligations, net of current portion	$59,756	$83,086

Future minimum lease payments under the capital lease obligations at June 30, 2005 are as follows:

2006	$50,331
2007	48,212
2008	9,863
2009	3,766
Total minimum lease payments	112,172
Less: amount representing interest	6,388
Capital lease obligations	$105,784

8.             Operating Leases

Total rent expense under operating lease agreements, including lease agreements with expiration dates of less than one year, for the six months ended June 30, 2005 and 2004 was $48,717 and $62,877, respectively.

9.             Profit Sharing Plan

The Company has established a 401(k) profit sharing plan, for all eligible employees. The plan provides for employee contributions ranging from 0% to 10% of their earnings. Employer contributions to the plan are made on a discretionary basis and employees become fully vested after 5 years of service. The Company had a total of $19,584 and $5,155 related to contribution and plan expenses for the six months ended June 30, 2005 and 2004, respectively.

10.          Related Party Transactions

The Company leases an office building from a stockholder of the Company. Lease expense for the building was $48,000 for the six months ended June 30, 2005 and 2004.

11.          Concentration of Credit Risk and Major Customer

One customer accounted for 78% and 75% of total revenues for the six months ended June 30, 2005 and 2004, respectively, and 80% and 89% of Accounts Receivable at June 30, 2005 and December 31, 2004, respectively. A second customer accounted for 12% and 20% of total revenues for the six months ended June 30, 2005 and 2004, respectively, and 4% and 5% of Accounts Receivable at June 30, 2005 and December 31, 2004, respectively. No other customers accounted for greater than 10% of total revenues in either the six month period ended June 30, 2005 and 2004.

12.          Subsequent Event

Effective September 12, 2005, the Company was sold to Accellent Corp.